UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2022

VOLTA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39508	35-2728007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 De Haro Street
San Francisco, CA 94103

 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 264-2208

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	VLTA	New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	VLTA WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 26, 2022, Volta Inc., a Delaware corporation (the “Company”), entered into a Controlled Equity OfferingSM Sales Agreement (the “Sales Agreement”) with Cantor Fitzgerald & Co. ( the “Agent”), pursuant to which the Company may offer and sell from time to time shares of the Company’s Class A common stock, par value $0.0001 per share (the “Shares”), through the Agent. The offer and sale of up to $150,000,000 of the Shares has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-267374) (the “Registration Statement”), which was originally filed with the Securities and Exchange Commission (“SEC”) on September 12, 2022 and declared effective by the SEC on September 20, 2022, the base prospectus contained within the Registration Statement, and a prospectus supplement that was filed with the SEC on September 26, 2022.

Sales of the Shares, if any, pursuant to the Sales Agreement, may be made in sales deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act, including sales made directly on or through the New York Stock Exchange or on any other existing trading market for the Company’s Shares. The Company has no obligation to sell any of the Shares under the Sales Agreement and may at any time suspend or terminate the offering of its common stock pursuant to the Sales Agreement upon notice and subject to other conditions. The Agent will act as sales agent and will use commercially reasonable efforts to sell on the Company’s behalf all of the Shares requested to be sold by the Company, consistent with the Company’s normal trading and sales practices, on mutually agreed terms between the Agent and the Company.

Under the terms of the Sales Agreement, the Company will pay the Agent a commission up to 3.0% of the gross proceeds of the Shares sold through it under the Sales Agreement. The Company has also agreed to provide the Agent with customary indemnification and contribution rights.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

A copy of the opinion of Orrick, Herrington & Sutcliffe LLP relating to the validity of the shares of common stock that may be sold pursuant to the Sales Agreement is filed herewith as Exhibit 5.1.

The description of the material terms of the Sales Agreement is not intended to be complete and is qualified in its entirety by reference to the Sales Agreement, which is filed herewith as Exhibit 1.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
1.1	Controlled Equity OfferingSM Sales Agreement, dated September 26, 2022, by and between Volta Inc. and Cantor Fitzgerald & Co.
5.1	Opinion of Orrick, Herrington & Sutcliffe LLP
23.1	Consent of Orrick, Herrington & Sutcliffe LLP (contained in Exhibit 5.1)
104	Confirm Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Volta Inc.
(Registrant)

Date: September 26, 2022	By:	/s/ Michelle Kley
	Name:	Michelle Kley
	Title:	Executive Vice President, Chief Legal Officer and Secretary

2